EXHIBIT 99.1

SUBJECT TO REVISION

COMPUTATIONAL MATERIALS AS REVISED SEPTEMBER [16], 2003

$[417,400,000] Notes

(Approximate)

ACCREDITED MORTGAGE LOAN TRUST

SERIES 2003-2

ACCREDITED HOME LENDERS, INC.

Sponsor and Master Servicer

COUNTRYWIDE HOME LOANS, INC.

Backup Master Servicer

September [16], 2003

Computational Materials Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Accredited Mortgage Loan Trust 2003-2

To Maturity(5)

Class	Approx. Size	Group	Type	Bmark	Est. WAL/DUR (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (Moody’s/S&P)

A-1(6)	117,400,000	I	FXD	Swaps	3.96 / 3.38	1-197	Feb-20	Oct-33	Aaa/AAA
A-2(6)	200,000,000	II	FLT(1)	1ML	3.08 / 2.99	1-148	Jan-16	Oct-33	Aaa/AAA
A-3	100,000,000	III	FLT(2)	1ML	3.06 / 2.97	1-147	Dec-15	Oct-33	Aaa/AAA

To 10% Call(3)(5)
Class	Approx. Size	Group	Type	Bmark	Est. WAL/DUR (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (Moody’s/S&P)

A-1(6)	117,400,000	I	FXD	Swaps	3.70 / 3.22	1-108	Sep-12	Oct-33	Aaa/AAA
A-2(6)	200,000,000	II	FLT(1)	1ML	2.90 / 2.82	1-85	Oct-10	Oct-33	Aaa/AAA
A-3	100,000,000	III	FLT(2)	1ML	2.88 / 2.80	1-84	Sep-10	Oct-33	Aaa/AAA

Pricing Speed

Group I (Fixed Rate)	110% PPC(4)
Group II (Adjustable Rate)	140% PPC(4)
Group III (Adjustable Rate)	140% PPC(4)

(1)	Subject to the Class A-2 Net WAC Cap and a 13% hard cap.
(2)	Subject to the Class A-3 Net WAC Cap and a 13% hard cap.
(3)	The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean-up call is exercised with respect to each Class of Notes separately.
The Sponsor may exercise its right to call any Class of Notes when the outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original principal balance of such Class of Notes (subsequently defined herein). In addition, the Sponsor may terminate the entire Trust and cause the trust to redeem all classes of Notes on any Payment Date when the combined aggregate outstanding principal balance of all Classes of Notes is equal to or less than 10% of the original aggregate principal balance of all Classes of Notes.
(4)	100% PPC assumes that prepayments start at 4% CPR in the first month of the life of the transaction, increase by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
(5)	For modeling purposes, payments on the Notes are received in cash on the 25th day of each month, regardless of the day on which the Payment Date actually occurs, commencing in October 2003.
(6)	Not offered.

Summary of Terms

Issuer:	Accredited Mortgage Loan Trust 2003-2

Sponsor and Master Servicer:	Accredited Home Lenders, Inc.

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Notes:

$[117,400,000] Class A-1 Fixed Rate Notes (the “Fixed Rate Notes”)

$[200,000,000] Class A-2 Floating Rate Notes

$[100,000,000] Class A-3 Floating Rate Notes

(The Class A-2 Floating Rate Notes and the Class A-3 Floating Rate Notes, together “the Floating Rate Notes”)

The balance of each Class of Notes is subject to a variance of +/-5%

The Class A-1 Fixed Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group I. The Class A-2 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group II. The Class A-3 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group III.

Note Ratings:	The Notes are expected to receive the following ratings from Standard & Poor’s and Moody’s Investors Service, Inc.

CLASS	S&P	Moody’s
A-1	AAA	Aaa
A-2	AAA	Aaa
A-3	AAA	Aaa

Note Insurer:	Ambac Assurance Corporation

Backup Master Servicer:	Countrywide Home Loans Inc.

Lead Manager:	Credit Suisse First Boston LLC

Co-Manager:	Lehman Brothers, Inc.

Expected Pricing Date:	Week of September [15], 2003

Closing Date:	On or about September [25], 2003

Cut-off Date:	Close of business on August 31, 2003 after giving effect to scheduled payments of principal due on or prior to September 1, 2003

Payment Dates:	25th day of each month, or if such day is not a Business Day the next succeeding Business Day (first Payment Date: October 27, 2003).

Final Scheduled Payment Date:	Class A-1: The Payment Date in October 2033 Class A-2: The Payment Date in October 2033 Class A-3: The Payment Date in October 2033

Delay Days:	Fixed Rate Notes: 24 days Floating Rate Notes: 0 days

Accrual Period:	➢ Fixed Rate Notes: the calendar month preceding the related Payment Date

➢ Floating Rate Notes: from and including the prior Payment Date (or in the case of the October 27, 2003 Payment Date, from the Closing Date) to but excluding the current Payment Date

Day Count:	➢ Fixed Rate Notes: 30/360

➢ Floating Rate Notes: Actual/360

Servicing Fee:	One-twelfth of the product of 0.485% per annum and the scheduled principal balance of the mortgage loans at the beginning of the related Due Period.

Backup Master Servicing Fee:	One-twelfth of the product of 0.015% per annum and the scheduled principal balance of the mortgage loans at the beginning of the related Due Period (under certain circumstances such fee may exceed one-twelfth of 0.015% per annum for the related Due Period).

Trustee Fee:	One-twelfth of the product of 0.008% per annum and the scheduled principal balance of the mortgage loans at the beginning of the related due period.

Clearing:	DTC, Clearstream and Euroclear.

Denomination:	Minimum $25,000; increments of $1,000.

SMMEA Eligibility:	The Notes are expected to be SMMEA eligible.

ERISA Eligibility:	The Notes are expected to be ERISA eligible.

Tax Status:	Debt for Federal income tax purposes.

Mortgage Loans:	Consists of three groups:

➢ Group I consists of 927 fixed mortgage loans secured by first lien, level pay and balloon mortgages with an aggregate Cut-off
Date principal balance of approximately $118,463,879.51 (the
“Group I Mortgage Loans”).

➢ Group II consists of 1,290 adjustable and fixed rate mortgage loans secured by first lien, level pay mortgages that conform to
FNMA investment requirements with an aggregate Cut-off Date
principal balance of approximately $200,003,425.09 (the
“Group II Mortgage Loans”).

➢ Group III consists of 505 adjustable and fixed rate mortgage loans secured by first lien, level pay mortgages with an
aggregate Cut-off Date principal balance of approximately
$100,006,763.14 (the “Group III Mortgage Loans”).

Credit Enhancement:	➢ 100% Ambac note insurance policy.

➢ Excess Interest: excess interest will be used to create, increase and maintain a required level of overcollateralization for each Class of Notes.

➢ Overcollateralization: the required amount of overcollateralization for each of the Group I, Group II and Group III Mortgage Loans is based on certain minimum and maximum levels of overcollateralization and on the performance of the mortgage loans, for each respective loan group.

	Group I	Group II & III
Initial:	0.90%	0.00%
Target:	2.90%	2.90%
Stepdown:	5.80%	5.80%
Floor:	0.50%	0.50%

➢ Cross-collateralization: On each Payment Date, excess interest from one loan group will be available to fund payment priorities (ii), (iii) and (iv) under “Payment Priority” below with respect to the other loan groups.

➢ Reserve Account: On each Payment Date, excess interest from a loan group remaining after payments of (i) certain administrative fees, (ii) principal and interest due to the noteholders, (iii) the overcollateralization increase amount for each group, and (iv) any cross-collateralization amounts, is paid into the Reserve Account until the funds on deposit in the reserve account equal the Specified Reserve Amount.

Clean-up Call Date:	The Sponsor may, at its option, terminate the sub-trust with respect to the Group I Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-1 Fixed Rate Notes is equal to or less than 10% of the original principal balance of the Class A-1 Fixed Rate Notes, provided that overcollateralization with respect to the Group II Mortgage Loans and Group III Mortgage Loans is currently funded at its target.

Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group II Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-2 Floating Rate Notes is equal to or less than 10% of the original principal balance of the Class A-2 Floating Rate Notes, provided that overcollateralization with respect to the Group I Mortgage Loans and Group III Mortgage Loans is currently funded at its target.

Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group III Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-3 Floating Rate Notes is equal to or less than 10% of the original principal balance of the Class A-3 Floating Rate Notes, provided that overcollateralization with respect to the Group I Mortgage Loans and Group II Mortgage Loans is currently funded at its target.

In addition, to the extent that the Sponsor has not previously exercised its call option with respect to each group of mortgage loans, the Sponsor has the option to terminate the entire trust on any Payment Date when the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the original aggregate principal balance of the Notes.

Clean-up Call Date (cont’d)

Step-Up Margin:	If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-1 Fixed Rate Notes, the Class A-1 Note Rate will increase by 0.75% beginning on the next Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-2 Floating Rate Notes, the margin with respect to the Class A-2 Floating Rate Notes will increase to twice the initial margin beginning on the next Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-3 Floating Rate Notes, the margin with respect to the Class A-3 Floating Rate Notes will increase to twice the initial margin beginning on the next Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the entire trust, the Class A-1 Note Rate will increase by 0.75% beginning on the next Payment Date, the margin with respect to the Class A-2 Floating Rate Notes will increase to twice the initial margin beginning on the next Payment Date and the margin with respect to the Class A-3 Floating Rate Notes will increase to twice the initial margin beginning on the next Payment Date, in each case, only to the extent that the related coupon or margin have not already stepped up.

Auction Sale:	If the Sponsor does not elect to exercise the Clean-up Call with respect to a particular Class of Notes within three months after the Clean-up Call Date, then, on the following Payment Date, the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the related loan group. Generally, the amounts received from the Auction Sale must be sufficient to allow the Indenture Trustee to redeem the Notes for an amount equal to the aggregate outstanding principal balance of the related Class of Notes, plus all accrued and unpaid interest thereon including shortfalls of interest, carryforward amounts (including, with respect to the Class A-2 Floating Rate Notes, any Class A-2 Net WAC Cap Carryforward Amount and with respect to the Class A-3 Floating Rate Notes, any Class A-3 Net WAC Cap Carryforward Amount), and to pay the Indenture Trustee’s fees and expenses, unreimbursed advances due and owing to the Master Servicer and amounts due and owing to the Note Insurer.

However, in certain limited circumstances (with consent of 66
 2/3% of the outstanding principal balance of the related Class of
Notes and consent of the Note Insurer), the mortgage loans
remaining in the related loan group after the Clean-up Call may be sold for less than the full amount stated above. Additionally, to the extent that the Auction Sale does not produce sufficient proceeds and the noteholders do not consent to sell the mortgage loans for less than the full amount stated above, the Note Insurer may exercise the Clean-up Call with respect to a particular Class or Classes of Notes for the full amount stated above.

Full Turbo:	In addition, so long as the auction process continues with respect to a group, all payments from such group that would normally be distributed to the ownership interest in the trust will instead be used to pay down the Notes relating to such group and all payments from the other group or groups that are not participating in the auction process that would normally be distributed to the ownership interest in the trust will be deposited in the Reserve Account.

Advancing:	The Master Servicer will be required to advance amounts representing delinquent payments of scheduled principal and interest, as well as expenses to preserve and to protect the value of collateral, in each case, to the extent considered recoverable. The Backup Master Servicer will be obligated to make these advances in the event that the Master Servicer does not do so. Reimbursement of these advances is senior to payments to noteholders.

Principal Payments:	The amount of principal payable with respect to each Class of Notes on each Payment Date will consist of the following amounts received in connection with the related group of mortgage loans:

➢ scheduled principal payments due from the second day of the prior month to and including the first day of the current month (the “Due Period”);

➢ prepayments in full received from the sixteenth day of the prior month to and including the fifteenth day of the current month (the “Prepayment Period”);

➢ partial prepayments and other unscheduled payments of principal received during the prior calendar month;

plus any accelerated principal payments, funded from available excess interest, which prior to the Clean-up Call Date will be paid to the extent needed to reach and maintain the required level of overcollateralization with respect to the related Class of Notes, and three Payment Dates following the first possible exercise of the Clean-up Call all of which will be used to accelerate repayment of the related Class of Notes.

As of the Closing Date, in respect of principal payments, the trust estate for each respective group will consist of all scheduled collections due after September 1, 2003 and all unscheduled collections received on or after September 1, 2003 with respect to the mortgage loans in such group.

Payment Priority:

On each Payment Date, the Indenture Trustee will make the following distributions from amounts received in respect of each group of mortgage loans, net of the Servicing Fee and advances reimbursable to the Master Servicer or Backup Master Servicer, to the extent of funds, including any Insured Payments, on deposit in the related payment account, in the following order of priority as follows:

(i)        the Indenture Trustee fee; the Owner Trustee fee; the Note Insurer premium; the Backup Master Servicer fee, in each case, with respect to the related Class of Notes;

(ii)       the Interest Payment Amount for the related Class of Notes;

(iii)      the Base Principal Payment Amount for the related Class of Notes;

(iv)      the Overcollateralization Deficit, if any, for the related Class of Notes;

(v)       pari passu, to the holders of the other Classes of Notes, any shortfall in the amounts specified in (ii), (iii) and (iv) above after application of amounts received in respect of the group of mortgage loans related to such other Classes of Notes, allocated to each such other class on the basis of the amount of each such shortfall;

(vi)      to the Note Insurer, the reimbursement amount for the related Class of Notes as of such Payment Date;

(vii)    to the Note Insurer, the reimbursement amount for the other Classes of Notes as of such Payment Date, to the extent not already reimbursed;

(viii)   the overcollateralization increase amount for the related Class of Notes;

(ix)      to the Reserve Account, the amount necessary for the balance of such account to equal the applicable Specified Reserve Amount;

(x)       to the holders of the related Class of Floating Rate Notes, the related Net WAC Cap Carryforward Amount;

(xi)      to the Master Servicer, any amount due to it with respect to the related group; and

(xii)    to the holders of the trust certificates, any remaining available funds.

Class A-1 Note Interest:

The Class A-1 Note Rate will be equal to the rate established at pricing, provided that, on any Payment Date after the related Clean-up Call Date, the Class A-1 Note Rate will increase by 0.75%.

The Class A-1 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-1 Fixed Rate Notes, reduced by any interest shortfalls on the Group I Mortgage Loans relating to the Soldiers’ and Sailors’ Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-1 Carryforward Amount, less any amount paid by the Note Insurer in respect of such Class A-1 Carryforward Amount on prior Payment Dates, in each case, as of such Payment Date.

The Class A-1 Carryforward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-1 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Fixed Rate Notes on such immediately preceding Payment Date and (b) thirty days’ interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-1 Note Rate.

Class A-2 Note Interest:

The Class A-2 Note Rate will be equal to the lesser of (a) the Class A-2 Formula Rate and (b) the Class A-2 Net WAC Cap Rate.The Class A-2 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

The Class A-2 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-2 Floating Rate Notes, reduced by any interest shortfalls on the Group II Mortgage Loans relating to the Soldiers’ and Sailors’ Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-2 Carryforward Amount, less any amount paid by the Note Insurer in respect of such Class A-2 Carryforward Amount on prior Payment Dates, in each case, as of such Payment Date.

The Class A-2 Carryforward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-2 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Floating Rate Notes on such immediately preceding Payment Date and (b) thirty days’ interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-2 Note Rate.

Class A-3 Note Interest:

The Class A-3 Note Rate will be equal to the lesser of (a) the Class A-3 Formula Rate and (b) the Class A-3 Net WAC Cap Rate.The Class A-3 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

The Class A-3 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-3 Floating Rate Notes, reduced by any interest shortfalls on the Group III Mortgage Loans relating to the Soldiers’ and Sailors’ Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-3 Carryforward Amount, less any amount paid by the Note Insurer in respect of such Class A-3 Carryforward Amount on prior Payment Dates, in each case, as of such Payment Date.

The Class A-3 Carryforward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-3 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-3 Floating Rate Notes on such immediately preceding Payment Date and (b) thirty days’ interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-3 Note Rate.

Class A-2 Net WAC Cap:

The Class A-2 Net WAC Cap Rate is per annum rate equal to the product of (i) the weighted average mortgage interest rate with respect to the Group II Mortgage Loans, less the Note Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.25% with respect to any Payment Date up through and including the Payment Date in September 2006 and 0.50% thereafter, and (ii) 30 divided by the number of days in the related Accrual Period.

The Class A-2 Net WAC Cap Carryforward Amount: With respect to the Class A-2 Floating Rate Notes and any Payment Date, the sum of

(i)     the excess, if any, of (x) the Class A-2 current interest calculated at the Class A-2 Formula Rate over (y) the Class A-2 current interest calculated at the Class A-2 Net WAC Cap Rate, in each case as of such Payment Date, and

(ii)    the amount calculated under clause (i) above remaining unpaid from any previous Payment Date, with interest thereon at the Class A-2 Formula Rate.

Class A-3 Net WAC Cap:

The Class A-3 Net WAC Cap Rate is per annum rate equal to the product of (i) the weighted average mortgage interest rate with respect to the Group III Mortgage Loans, less the Note Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.25% with respect to any Payment Date up through and including the Payment Date in September 2006 and 0.50% thereafter, and (ii) 30 divided by the number of days in the related Accrual Period.

The Class A-3 Net WAC Cap Carry-Forward Amount: With respect to the Class A-3 Floating Rate Notes and any Payment Date, the sum of

(i)     the excess, if any, of (x) the Class A-3 current interest calculated at the Class A-3 Formula Rate over (y) the Class A-3 current interest calculated at the Class A-3 Net WAC Cap Rate, in each case as of such Payment Date, and

(ii)    the amount calculated under clause (i) above remaining unpaid from any previous Payment Date, with interest thereon at the Class A-3 Formula Rate.

Base Principal Payment Amount:	The Base Principal Payment Amount for any group of mortgage loans and any Payment Date will be the lesser of:

	(a)	the excess of (x) the sum, as of such Payment Date, of (A) the available amount for such group and (B) any Insured Payment with respect to the related Class of Notes over (y) the interest payment amount for such group; and

	(b)	the sum, without duplication, of:

		(i)	all scheduled principal payments due and collected (or advanced) for the prior Due Period, plus all prepayments in full received during the prior Prepayment Period, plus all partial prepayments and other unscheduled recoveries of principal (other than prepayments in full) plus the principal portion of all insurance proceeds received during the prior calendar month, less related servicing and delinquency advances, in each case, for the related group of mortgage loans;

		(ii)	the principal balance of each mortgage loan that was repurchased by the Sponsor on the related servicer remittance date from such group to the extent such principal balance is actually received by the Indenture Trustee and less any related reimbursements of delinquency advances or of servicing advances to the Master Servicer;

		(iii)	any substitution adjustments delivered by the Sponsor on the related servicer remittance date in connection with a substitution of a mortgage loan in such group, to the extent such substitution adjustments are actually received by the Indenture Trustee;

		(iv)	the net liquidation proceeds actually collected by the Master Servicer on all mortgage loans in such group during the preceding calendar month — to the extent such net liquidation proceeds relate to principal;

		(v)	the proceeds received by the Indenture Trustee upon the exercise by the Sponsor of its option to call the related Class of Notes — to the extent such proceeds relate to principal;

		(vi)	the proceeds received by the Indenture Trustee upon the exercise by the Sponsor of its option to terminate the Trust — to the extent such proceeds relate to principal —allocable to such group;

		(vii)	any amount that the Note Insurer has elected to pay as principal —including liquidated loan losses — prior to any remaining Overcollateralization Deficit; minus

		(viii)	the amount of any overcollateralization reduction amount for such group for such Payment Date.

In no event will the Base Principal Payment Amount for a group with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding principal balance for the related Class of Notes.

Specified Reserve Amount:	With respect to any Payment Date, the difference between (x) the sum of the specified overcollateralization amount for all three mortgage loan groups on such Payment Date and (y) the sum of the overcollateralization amount for all three mortgage loan groups on such Payment Date.

Overcollateralization Deficit:	For any Payment Date, the amount, if any, by which the aggregate note principal balance of a Class of Notes, after payment of the Base Principal Payment Amount for such group, but before taking into account any principal payment funded from Excess Interest, the Reserve Fund or any Insured Payment, exceeds the aggregate scheduled principal balances of the mortgage loans in the related group as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

Insured Amount:	For any Class of Notes and any Payment Date, the sum of,

(i) the related Interest Payment Amount;

(ii) the remaining Overcollateralization Deficit allocable to the related group for that Payment Date; and

(iii)   without duplication of the amount specified in (i) and (ii), on the Payment Date which is the Final Scheduled Payment Date, the aggregate outstanding principal balance for the related Class of Notes.

Insured Payment:	For any Class of Notes and any Payment Date will equal the amount by which the Insured Amount for the related group and the Payment Date exceeds the sum of (i) the related available amount for that Payment Date and (ii) any amount transferred on the Payment Date to that payment account from another group’s payment account or from the Reserve Account.

Sensitivity Analysis

Sensitivity Analysis – To Maturity

Group I PPC	0.00%	55.00%	82.50%	110.00%	165.00%	220.00%	275.00%
Group II PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%
Group III PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%

Class A-1

Price = 99.9979%
Yield	4.47%	4.46%	4.45%	4.44%	4.41%	4.37%	4.34%
WAL (yr)	17.76	7.04	5.11	3.96	2.70	2.03	1.60
MDR (yr)	11.41	5.45	4.19	3.38	2.42	1.86	1.49
Principal Window	1-341	1-298	1-243	1-197	1-140	1-104	1-77
Expected Final Maturity	Feb-32	Jul-28	Dec-23	Feb-20	May-15	May-12	Feb-10

Class A-2

WAL (yr)	19.01	5.78	4.04	3.08	2.05	1.50	1.15
Principal Window	1-359	1-250	1-187	1-148	1-100	1-69	1-40
Expected Final Maturity	Aug-33	Jul-24	Apr-19	Jan-16	Jan-12	Jun-09	Jan-07

Class A-3

WAL (yr)	18.91	5.77	4.03	3.06	2.04	1.48	1.13
Principal Window	1-358	1-250	1-187	1-147	1-100	1-69	1-40
Expected Final Maturity	Jul-33	Jul-24	Apr-19	Dec-15	Jan-12	Jun-09	Jan-07

Sensitivity Analysis – To 10% Call(1)

Group I PPC	0.00%	55.00%	82.50%	110.00%	165.00%	220.00%	275.00%
Group II PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%
Group III PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%

Class A-1

Price = 99.9979%
Yield	4.47%	4.44%	4.42%	4.40%	4.36%	4.32%	4.28%
WAL (yr)	17.70	6.69	4.80	3.70	2.53	1.90	1.48
MDR (yr)	11.39	5.29	4.02	3.22	2.29	1.76	1.40
Principal Window	1-325	1-192	1-141	1-108	1-72	1-52	1-37
Expected Final Maturity	Oct-30	Sep-19	Jun-15	Sep-12	Sep-09	Jan-08	Oct-06

Class A-2

WAL (yr)	18.95	5.50	3.81	2.90	1.92	1.40	1.11
Principal Window	1-343	1-164	1-113	1-85	1-54	1-36	1-27
Expected Final Maturity	Apr-32	May-17	Feb-13	Oct-10	Mar-08	Sep-06	Dec-05

Class A-3

WAL (yr)	18.85	5.48	3.79	2.88	1.91	1.39	1.10
Principal Window	1-342	1-164	1-113	1-84	1-54	1-36	1-27
Expected Final Maturity	Mar-32	May-17	Feb-13	Sep-10	Mar-08	Sep-06	Dec-05

(1)	The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.

Class A-2 Net WAC Cap (20% LIBOR)

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals 20%.

Month	Class A-2 Net WAC Cap (%)	Month	Class A-2 Net WAC Cap (%)
1	NA	41	7.451
2	5.816	42	8.250
3	6.010	43	8.759
4	5.817	44	9.051
5	5.818	45	8.759
6	6.220	46	9.052
7	5.820	47	8.760
8	6.015	48	8.760
9	5.822	49	10.307
10	6.016	50	9.975
11	5.822	51	10.308
12	5.822	52	9.976
13	6.016	53	9.977
14	5.823	54	10.665
15	6.017	55	11.005
16	5.823	56	11.372
17	5.823	57	11.006
18	6.447	58	11.373
19	5.824	59	11.007
20	6.018	60	11.007
21	5.824	61	12.083
22	6.019	62	11.694
23	5.825	63	12.084
24	5.825	64	11.695
25	6.307	65	11.695
26	6.104	66	12.949
27	6.308	67	11.697
28	6.105	68	12.087
29	6.105	69	11.698
30	6.760	70	12.088
31	6.385	71	11.699
32	6.598	72	11.699
33	6.386	73	12.090
34	6.599	74	11.701
35	6.387	75	12.091
36	6.388	76	11.702
37	7.702	77	11.702
38	7.451	78	12.957
39	7.699	79	11.704
40	7.451	80	12.094

Class A-2 Net WAC Cap (LIBOR Forward Curve)

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

Month	6 Month LIBOR Forward Curve (%)	Class A-2 Net WAC Cap (%)	Month	6 Month LIBOR Forward Curve (%)	Class A-2 Net WAC Cap (%)

1	1.165	NA	41	5.164	7.254
2	1.194	5.816	42	5.231	8.031
3	1.223	6.010	43	5.292	8.361
4	1.256	5.817	44	5.353	8.640
5	1.311	5.818	45	5.415	8.361
6	1.379	6.220	46	5.469	8.640
7	1.454	5.820	47	5.526	8.361
8	1.551	6.015	48	5.577	8.362
9	1.661	5.822	49	5.626	9.590
10	1.786	6.016	50	5.674	9.281
11	1.914	5.822	51	5.715	9.590
12	2.062	5.822	52	5.756	9.281
13	2.209	6.016	53	5.797	9.281
14	2.349	5.823	54	5.832	9.922
15	2.501	6.017	55	5.868	9.503
16	2.663	5.823	56	5.906	9.820
17	2.800	5.823	57	5.940	9.504
18	2.949	6.447	58	5.974	9.821
19	3.088	5.824	59	6.008	9.505
20	3.210	6.018	60	6.041	9.505
21	3.338	5.824	61	6.070	10.011
22	3.460	6.019	62	6.101	9.688
23	3.574	5.825	63	6.126	10.012
24	3.692	5.825	64	6.153	9.689
25	3.800	6.307	65	6.179	9.689
26	3.903	6.104	66	6.202	10.728
27	4.009	6.308	67	6.228	9.830
28	4.107	6.105	68	6.250	10.158
29	4.201	6.105	69	6.273	9.831
30	4.298	6.760	70	6.296	10.159
31	4.381	6.372	71	6.316	9.831
32	4.470	6.585	72	6.337	9.832
33	4.558	6.373	73	6.354	10.282
34	4.642	6.586	74	6.373	9.951
35	4.724	6.374	75	6.390	10.283
36	4.808	6.375	76	6.408	9.951
37	4.881	7.498	77	6.424	9.952
38	4.956	7.254	78	6.441	11.018
39	5.031	7.495	79	6.460	10.043
40	5.097	7.254	80	6.478	10.378

Class A-3 Net WAC Cap (20% LIBOR)

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals 20%.

Month	Class A-3 Net WAC Cap (%)	Month	Class A-3 Net WAC Cap (%)

1	NA	41	7.426
2	5.718	42	8.222
3	5.909	43	8.720
4	5.719	44	9.011
5	5.720	45	8.721
6	6.116	46	9.012
7	5.722	47	8.721
8	5.914	48	8.722
9	5.724	49	10.239
10	5.915	50	9.909
11	5.724	51	10.239
12	5.724	52	9.910
13	5.915	53	9.910
14	5.725	54	10.594
15	5.916	55	10.882
16	5.725	56	11.245
17	5.726	57	10.883
18	6.339	58	11.246
19	5.726	59	10.884
20	5.917	60	10.885
21	5.727	61	11.917
22	5.918	62	11.533
23	5.727	63	11.919
24	5.727	64	11.535
25	6.251	65	11.535
26	6.049	66	12.772
27	6.251	67	11.537
28	6.050	68	11.922
29	6.050	69	11.538
30	6.699	70	11.923
31	6.373	71	11.539
32	6.586	72	11.540
33	6.374	73	11.925
34	6.587	74	11.541
35	6.375	75	11.927
36	6.376	76	11.543
37	7.675	77	11.543
38	7.425	78	12.781
39	7.673	79	11.545
40	7.426	80	11.930

Class A-3 Net WAC Cap (LIBOR Forward Curve)

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

Month	6 Month LIBOR Forward Curve (%)	Class A-3 Net WAC Cap (%)	Month	6 Month LIBOR Forward Curve (%)	Class A-3 Net WAC Cap (%)

1	1.165	NA	41	5.164	7.197
2	1.194	5.718	42	5.231	7.968
3	1.223	5.909	43	5.292	8.259
4	1.256	5.719	44	5.353	8.534
5	1.311	5.720	45	5.415	8.259
6	1.379	6.116	46	5.469	8.535
7	1.454	5.722	47	5.526	8.260
8	1.551	5.914	48	5.577	8.260
9	1.661	5.724	49	5.626	9.479
10	1.786	5.915	50	5.674	9.173
11	1.914	5.724	51	5.715	9.480
12	2.062	5.724	52	5.756	9.174
13	2.209	5.915	53	5.797	9.174
14	2.349	5.725	54	5.832	9.807
15	2.501	5.916	55	5.868	9.394
16	2.663	5.725	56	5.906	9.708
17	2.800	5.726	57	5.940	9.395
18	2.949	6.339	58	5.974	9.708
19	3.088	5.726	59	6.008	9.396
20	3.210	5.917	60	6.041	9.396
21	3.338	5.727	61	6.070	9.897
22	3.460	5.918	62	6.101	9.578
23	3.574	5.727	63	6.126	9.897
24	3.692	5.727	64	6.153	9.578
25	3.800	6.251	65	6.179	9.579
26	3.903	6.049	66	6.202	10.605
27	4.009	6.251	67	6.228	9.718
28	4.107	6.050	68	6.250	10.043
29	4.201	6.050	69	6.273	9.719
30	4.298	6.699	70	6.296	10.043
31	4.381	6.357	71	6.316	9.720
32	4.470	6.569	72	6.337	9.720
33	4.558	6.358	73	6.354	10.165
34	4.642	6.570	74	6.373	9.838
35	4.724	6.359	75	6.390	10.166
36	4.808	6.360	76	6.408	9.839
37	4.881	7.439	77	6.424	9.839
38	4.956	7.196	78	6.441	10.894
39	5.031	7.436	79	6.460	9.930
40	5.097	7.196	80	6.478	10.261

Collateral Summary – Group I

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of September 1, 2003. The sum of the percentages in the summary may not add to 100% due to rounding

Total Number of Loans	927
Total Outstanding Loan Balance	$118,463,880
Average Loan Principal Balance	$127,793	$24,977 – $454,608
Weighted Average Coupon	6.884%	5.100% – 9.690%
Weighted Average Original Term (months)	332	120 – 360
Weighted Average Remaining Term (months)	332	120 – 360
Weighted Average Original LTV	77.21%	18.31% – 90.00%
Lien Position (first/second)	100.00% / 0.00%
Loans Subject to Prepayment Penalties	100.00%
Property Type
Single Family PUD Condominium 2-4 Family Townhouse	84.18% 8.59% 4.87% 2.26% 0.11%
Loan Purpose
Cashout Refinance Purchase Rate/Term Refinance	73.18% 11.85% 14.97%
Occupancy Status
Owner Occupied Non-Owner Occupied	97.24% 2.76%
Loan Documentation
Full Stated Limited	89.48% 10.13% 0.38%
Product Type
2/28 – ARM 3/27 – ARM Fixed	0.00% 0.00% 100.00%
Geographic Distribution (Other states account individually for less than 5% of the Fixed Rate Mortgage Loan Group principal balance.)	CA – 37.21% FL – 15.15% PA – 6.75%
Weighted Average FICO	632
Days Delinquent
Current	100.00%
30 – 59	0.00%

Group I – Geographical Distribution of Mortgaged Properties

STATE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Arizona	16	$1,629,588.13	1.38%
Arkansas	2	181,000.00	0.15
California	269	44,074,830.79	37.21
Colorado	11	1,480,818.81	1.25
Connecticut	14	2,236,273.09	1.89
Delaware	1	176,000.00	0.15
Florida	179	17,944,301.23	15.15
Idaho	10	1,086,640.37	0.92
Illinois	15	1,545,057.76	1.30
Indiana	40	3,633,566.91	3.07
Iowa	1	99,815.57	0.08
Kansas	1	67,918.33	0.06
Kentucky	32	3,315,079.30	2.80
Louisiana	12	1,152,490.36	0.97
Maine	4	483,023.59	0.41
Maryland	13	2,281,886.88	1.93
Massachusetts	5	677,782.76	0.57
Michigan	8	867,311.78	0.73
Minnesota	6	745,178.24	0.63
Mississippi	6	454,987.63	0.38
Missouri	31	3,138,100.15	2.65
Montana	1	150,000.00	0.13
Nevada	17	2,111,876.87	1.78
New Hampshire	1	80,626.72	0.07
New Jersey	2	340,159.48	0.29
New York	16	2,775,962.64	2.34
North Carolina	1	240,000.00	0.20
Ohio	39	4,490,298.05	3.79
Oklahoma	8	737,717.71	0.62
Oregon	12	1,342,971.83	1.13
Pennsylvania	64	7,996,109.95	6.75
Rhode Island	3	346,417.36	0.29
South Carolina	2	433,500.00	0.37
Texas	28	2,873,814.38	2.43
Utah	7	784,982.90	0.66
Virginia	14	1,969,024.13	1.66
Washington	27	3,619,563.88	3.06
West Virginia	1	92,568.69	0.08
Wisconsin	7	718,221.52	0.61
Wyoming	1	88,411.72	0.07
Total	927	$118,463,879.51	100.00%

Group I – Cut-Off Date Principal Balance

RANGE OF CUT-OFF DATE PRINCIPAL BALANCE ($)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

20,001 - 40,000	4	$131,769.10	0.11%
40,001 - 60,000	66	3,589,631.24	3.03
60,001 - 80,000	141	9,968,089.98	8.41
80,001 - 100,000	167	15,151,603.93	12.79
100,001 - 125,000	175	19,563,945.18	16.51
125,001 - 150,000	110	15,008,189.37	12.67
150,001 - 200,000	158	27,423,762.51	23.15
200,001 - 250,000	57	12,875,199.07	10.87
250,001 - 300,000	33	8,884,851.73	7.50
300,001 - 350,000	6	1,950,821.23	1.65
350,001 - 400,000	8	3,011,725.53	2.54
400,001 - 450,000	1	449,682.39	0.38
450,001 - 500,000	1	454,608.25	0.38
Total	927	$118,463,879.51	100.00%

Group I – Original Loan-to-Value Ratios

RANGE OF LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

15.01 - 20.00	1	$59,440.76	0.05%
20.01 - 25.00	3	234,198.54	0.20
25.01 - 30.00	3	207,393.09	0.18
30.01 - 35.00	7	619,513.60	0.52
35.01 - 40.00	7	646,046.45	0.55
40.01 - 45.00	11	1,195,187.22	1.01
45.01 - 50.00	24	2,632,900.05	2.22
50.01 - 55.00	16	2,079,861.18	1.76
55.01 - 60.00	35	4,538,587.82	3.83
60.01 - 65.00	31	3,419,640.74	2.89
65.01 - 70.00	75	8,934,832.20	7.54
70.01 - 75.00	81	10,007,464.80	8.45
75.01 - 80.00	303	40,435,450.55	34.13
80.01 - 85.00	131	18,466,742.03	15.59
85.01 - 90.00	199	24,986,620.48	21.09
Total	927	$118,463,879.51	100.00%

Group I – Gross Interest Rates

RANGE OF MORTGAGE INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

5.001 - 5.250	5	$1,112,221.11	0.94%
5.251 - 5.500	12	2,098,083.49	1.77
5.501 - 5.750	16	2,684,913.54	2.27
5.751 - 6.000	81	11,471,521.84	9.68
6.001 - 6.250	69	9,939,520.68	8.39
6.251 - 6.500	122	16,768,357.26	14.15
6.501 - 6.750	99	12,735,709.00	10.75
6.751 - 7.000	164	20,526,621.71	17.33
7.001 - 7.250	52	6,523,216.05	5.51
7.251 - 7.500	98	11,790,626.65	9.95
7.501 - 7.750	68	7,890,294.84	6.66
7.751 - 8.000	83	9,636,260.91	8.13
8.001 - 8.250	13	1,145,062.26	0.97
8.251 - 8.500	24	2,366,535.62	2.00
8.501 - 8.750	13	1,188,933.02	1.00
8.751 - 9.000	6	485,079.11	0.41
9.001 - 9.250	1	50,946.05	0.04
9.501 - 9.750	1	49,976.37	0.04
Total	927	$118,463,879.51	100.00%

Group I – Original Terms to Maturity

RANGE OF ORIGINAL TERMS TO MATURITY (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

120	2	$204,750.00	0.17%
180	121	13,520,895.60	11.41
240	58	6,161,745.17	5.20
300	5	616,632.65	0.52
360	741	97,959,856.09	82.69
Total	927	$118,463,879.51	100.00%

Group I – Remaining Terms to Maturity

RANGE OF REMAINING TERMS TO MATURITY (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

61 - 120	2	$204,750.00	0.17%
121 - 180	121	13,520,895.60	11.41
181 - 240	58	6,161,745.17	5.20
241 - 300	5	616,632.65	0.52
301 - 360	741	97,959,856.09	82.69
Total	927	$118,463,879.51	100.00%

Group I – Seasoning of Mortgage Loans

LOAN AGE (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

0	437	$57,011,002.00	48.13%
1	356	45,377,612.22	38.31
2	123	15,110,155.89	12.76
3	10	869,391.43	0.73
4	1	95,717.97	0.08
Total	927	$118,463,879.51	100.00%

Group I – Occupancy Status

OCCUPANCY STATUS	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Owner Occupied	894	$115,197,115.12	97.24%
Non-Owner Occupied	33	3,266,764.39	2.76
Total	927	$118,463,879.51	100.00%

Group I – Property Type

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Single Family	796	$99,718,023.91	84.18%
PUD	66	10,170,478.58	8.59
Condo	48	5,766,447.44	4.87
2-4 Family	16	2,680,929.58	2.26
Townhouse	1	128,000.00	0.11
Total	927	$118,463,879.51	100.00%

Group I – Prepayment Penalty Term

PREPAYMENT PENALTY (YEARS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

1	22	$3,893,013.25	3.29%
2	4	607,842.93	0.51
2.5	1	240,000.00	0.20
3	148	22,574,888.72	19.06
3.5	7	822,672.80	0.69
4	6	803,830.24	0.68
5	739	89,521,631.57	75.57
Total	927	$118,463,879.51	100.00%

Group I – Loan Purpose

LOAN PURPOSE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Cash Out Refinance	683	$86,689,366.52	73.18%
Purchase	100	14,041,063.22	11.85
Rate/Term Refinance	144	17,733,449.77	14.97
Total	927	$118,463,879.51	100.00%

Group I – Loan Documentation

LOAN DOCUMENTATION	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Full	838	$106,004,625.33	89.48%
Stated	88	12,004,645.93	10.13
Limited	1	454,608.25	0.38
Total	927	$118,463,879.51	100.00%

Group I – FICO Score

FICO SCORE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

520—539	17	$1,847,058.29	1.56%
540—559	59	7,224,614.73	6.10
560—579	84	10,793,772.36	9.11
580—599	108	12,690,621.93	10.71
600—619	142	17,048,152.04	14.39
620—639	159	20,347,200.70	17.18
640—659	127	17,186,642.84	14.51
660—679	76	9,601,374.16	8.10
680—699	57	8,251,067.67	6.97
700—719	42	5,623,178.94	4.75
720—739	22	3,003,955.50	2.54
740—759	14	2,015,131.09	1.70
760—779	11	1,876,158.84	1.58
780—799	7	808,950.42	0.68
800—819	2	146,000.00	0.12
Total	927	$118,463,879.51	100.00%

Collateral Summary – Group II

Collateral statistics for the Agency Conforming Mortgage Loans are listed below as of September 1, 2003. The sum of the percentages in the summary may not add to 100% due to rounding.

Total Number of Loans	1,290
Total Outstanding Loan Balance	$200,003,425
Average Loan Principal Balance	$155,041	$39,441 – $436,000
Weighted Average Coupon	6.986%	5.000% – 10.990%
Weighted Average Margin	5.642%	3.500% – 9.000%
Weighted Average Original Term (months)	358	120 – 360
Weighted Average Remaining Term (months)	357	119 – 360
Weighted Average Maximum Rate	13.980%	12.000% –17.000%
Weighted Average Periodic Cap	1.500%
Weighted Average Initial Periodic Cap	1.500%
Weighted Average Floor	6.980%	5.000% – 10.000%
Weighted Average Original LTV	79.41%	19.68% – 90.00%
Lien Position (first/second)	100.00% / 0.00%
Loans Subject to Prepayment Penalties	100.00%

Property Type
Single Family PUD Condominium 2-4 Family Townhouse Modular Home	75.53% 12.82% 8.81% 2.37% 0.36% 0.11%

Loan Purpose
Cashout Refinance Purchase Rate/Term Refinance	50.83% 40.04% 9.13%

Occupancy Status
Owner Occupied Non-Owner Occupied	97.63% 2.37%

Loan Documentation
Full Stated	82.56% 17.44%

Product Type
3/27 – ARM 2/28 – ARM Fixed	71.15% 18.82% 10.03%

Geographic Distribution (Other states account individually for less than 5% of the Fixed Rate Mortgage Loan Group principal balance.)	CA – 42.39% FL – 6.89%

Weighted Average FICO	630

Days Delinquent
Current	100.00%
30 – 59	0.00%

Group II – Geographical Distribution of Mortgaged Properties

STATE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Arizona	70	$9,056,215.68	4.53%
Arkansas	2	160,579.85	0.08
California	435	84,777,520.81	42.39
Colorado	21	3,207,651.08	1.60
Connecticut	36	5,586,071.86	2.79
Delaware	6	894,890.89	0.45
Florida	106	13,783,238.81	6.89
Idaho	14	1,669,532.67	0.83
Illinois	37	5,724,427.36	2.86
Indiana	38	4,245,645.76	2.12
Iowa	1	52,173.50	0.03
Kansas	3	586,742.38	0.29
Kentucky	30	3,037,999.87	1.52
Louisiana	4	538,510.85	0.27
Maine	1	72,201.41	0.04
Maryland	43	6,849,505.15	3.42
Massachusetts	28	4,923,291.79	2.46
Michigan	40	4,143,229.95	2.07
Minnesota	16	2,469,259.69	1.23
Missouri	12	1,219,887.36	0.61
Nebraska	1	59,954.11	0.03
Nevada	34	5,075,763.00	2.54
New Hampshire	15	1,875,777.50	0.94
New Jersey	7	1,167,860.66	0.58
New York	16	2,507,391.15	1.25
North Carolina	5	635,309.97	0.32
Ohio	30	3,432,049.43	1.72
Oklahoma	10	891,851.70	0.45
Oregon	48	6,728,724.84	3.36
Pennsylvania	31	3,898,814.28	1.95
Rhode Island	11	1,732,749.16	0.87
South Carolina	1	124,852.11	0.06
Texas	37	4,355,000.36	2.18
Utah	29	4,046,916.99	2.02
Vermont	1	101,843.77	0.05
Virginia	29	4,059,384.84	2.03
Washington	39	5,746,914.85	2.87
Wisconsin	3	563,689.65	0.28
Total	1,290	200,003,425.09	100.00%

Group II – Cut-Off Date Principal Balance

RANGE OF CUT-OFF DATE PRINCIPAL BALANCE ($)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

20,000.01 - 40,000.00	1	$39,440.72	0.02%
40,000.01 - 60,000.00	25	1,392,564.65	0.70
60,000.01 - 80,000.00	110	7,798,410.39	3.90
80,000.01 - 100,000.00	163	14,848,638.20	7.42
100,000.01 - 125,000.00	233	26,386,154.42	13.19
125,000.01 - 150,000.00	180	24,793,103.25	12.40
150,000.01 - 200,000.00	262	45,210,706.75	22.60
200,000.01 - 250,000.00	169	37,870,802.27	18.94
250,000.01 - 300,000.00	116	31,813,377.91	15.91
300,000.01 - 350,000.00	29	9,014,688.49	4.51
350,000.01 - 400,000.00	1	399,538.04	0.20
400,000.01 - 450,000.00	1	436,000.00	0.22
Total	1,290	$200,003,425.09	100.00%

Group II – Original Loan-to-Value Ratios

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

15.01 - 20.00	2	$218,910.94	0.11%
20.01 - 25.00	1	92,000.00	0.05
25.01 - 30.00	2	245,785.93	0.12
30.01 - 35.00	1	92,923.75	0.05
35.01 - 40.00	4	477,521.33	0.24
40.01 - 45.00	5	546,039.50	0.27
45.01 - 50.00	16	1,868,583.75	0.93
50.01 - 55.00	13	1,746,792.60	0.87
55.01 - 60.00	19	2,637,627.65	1.32
60.01 - 65.00	45	6,524,901.86	3.26
65.01 - 70.00	55	8,226,568.71	4.11
70.01 - 75.00	102	16,227,695.82	8.11
75.01 - 80.00	625	101,127,105.46	50.56
80.01 - 85.00	136	21,093,649.75	10.55
85.01 - 90.00	264	38,877,318.04	19.44
Total	1,290	$200,003,425.09	100.00%

Group II – Gross Interest Rates

RANGE OF MORTGAGE INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

4.751 - 5.000	1	$127,846.19	0.06%
5.001 - 5.250	3	424,503.75	0.21
5.251 - 5.500	10	1,755,754.37	0.88
5.501 - 5.750	20	4,195,502.31	2.10
5.751 - 6.000	68	12,808,203.09	6.40
6.001 - 6.250	92	15,079,293.56	7.54
6.251 - 6.500	160	27,507,909.15	13.75
6.501 - 6.750	135	22,632,042.31	11.32
6.751 - 7.000	266	41,435,825.35	20.72
7.001 - 7.250	92	13,743,127.51	6.87
7.251 - 7.500	143	21,332,349.57	10.67
7.501 - 7.750	81	11,139,739.60	5.57
7.751 - 8.000	121	15,235,405.38	7.62
8.001 - 8.250	29	4,279,601.51	2.14
8.251 - 8.500	32	3,974,791.48	1.99
8.501 - 8.750	10	1,491,081.67	0.75
8.751 - 9.000	21	2,184,299.80	1.09
9.251 - 9.500	4	500,985.02	0.25
9.751 - 10.000	1	53,000.00	0.03
10.751 - 11.000	1	102,163.47	0.05
Total	1,290	200,003,425.09	100.00%

Group II – Range of Gross Margins

RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

NA	149	$20,066,503.86	10.03%
3.001 - 3.500	1	127,846.19	0.06
3.501 - 4.000	6	1,012,690.50	0.51
4.001 - 4.500	57	11,456,498.68	5.73
4.501 - 5.000	190	33,408,075.40	16.70
5.001 - 5.500	296	47,893,053.01	23.95
5.501 - 6.000	273	41,893,187.05	20.95
6.001 - 6.500	174	25,371,112.99	12.69
6.501 - 7.000	91	12,182,987.32	6.09
7.001 - 7.500	39	4,913,173.15	2.46
7.501 - 8.000	11	1,259,319.56	0.63
8.001 - 8.500	2	365,977.38	0.18
8.501 - 9.000	1	53,000.00	0.03
Total	1,290	200,003,425.09	100.00%

Group II – Maximum Mortgage Interest Rate

RANGE OF MAXIMUM MORTGAGE INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

NA	149	$20,066,503.86	10.03%
11.501 - 12.000	1	127,846.19	0.06
12.001 - 12.500	9	1,642,636.66	0.82
12.501 - 13.000	73	14,339,863.56	7.17
13.001 - 13.500	236	40,255,032.40	20.13
13.501 - 14.000	358	57,790,066.62	28.89
14.001 - 14.500	211	31,963,929.53	15.98
14.501 - 15.000	167	22,566,479.59	11.28
15.001 - 15.500	56	7,639,989.43	3.82
15.501 - 16.000	25	3,057,092.23	1.53
16.001 - 16.500	4	500,985.02	0.25
16.501 - 17.000	1	53,000.00	0.03
Total	1,290	200,003,425.09	100.00%

Group II – Minimum Mortgage Interest Rate

RANGE OF MINIMUM MORTGAGE INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

NA	149	$20,066,503.86	10.03%
4.501 - 5.000	1	127,846.19	0.06
5.001 - 5.500	9	1,642,636.66	0.82
5.501 - 6.000	73	14,339,863.56	7.17
6.001 - 6.500	236	40,255,032.40	20.13
6.501 - 7.000	358	57,790,066.62	28.89
7.001 - 7.500	211	31,963,929.53	15.98
7.501 - 8.000	167	22,566,479.59	11.28
8.001 - 8.500	56	7,639,989.43	3.82
8.501 - 9.000	25	3,057,092.23	1.53
9.001 - 9.500	4	500,985.02	0.25
9.501 - 10.000	1	53,000.00	0.03
Total	1,290	200,003,425.09	100.00%

Group II – Month and Year of Next Rate Change

MONTH OF NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

NA	149	$20,066,503.86	10.03%
July 2005	7	1,235,269.10	0.62
August 2005	50	7,755,951.56	3.88
September 2005	79	14,021,546.11	7.01
October 2005	81	14,624,321.00	7.31
December 2005	1	156,521.09	0.08
June 2006	4	603,428.74	0.30
July 2006	45	7,261,102.59	3.63
August 2006	204	29,708,603.05	14.85
September 2006	335	52,731,418.59	26.37
October 2006	335	51,838,759.40	25.92
Total	1,290	200,003,425.09	100.00%

Group II – Original Terms to Maturity

RANGE OF ORIGINAL TERMS TO MATURITY (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

120	1	$39,440.72	0.02%
180	20	2,123,385.66	1.06
240	6	498,051.64	0.25
300	1	158,219.43	0.08
360	1,262	197,184,327.64	98.59
Total	1,290	200,003,425.09	100.00%

Group II – Remaining Terms to Maturity

RANGE OF REMAINING TERMS TO MATURITY (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

61 - 120	1	$39,440.72	0.02%
121 - 180	20	2,123,385.66	1.06
181 - 240	6	498,051.64	0.25
241 - 300	1	158,219.43	0.08
301 - 360	1,262	197,184,327.64	98.59
Total	1,290	200,003,425.09	100.00%

Group II – Seasoning of the Mortgage Loans

LOAN AGE (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

0	739	$116,928,443.48	58.46%
1	381	57,944,364.92	28.97
2	148	22,306,879.55	11.15
3	20	2,569,804.95	1.28
4	1	97,411.10	0.05
9	1	156,521.09	0.08
Total	1,290	200,003,425.09	100.00%

Group II – Amortization Type

AMORTIZATION METHOD	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Balloon	11	$1,409,704.45	0.70%
Fully Amortizing	1,279	198,593,720.64	99.30
Total	1,290	200,003,425.09	100.00%

Group II – Occupancy Status

OCCUPANCY STATUS	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Owner Occupied	1,251	$195,267,040.55	97.63%
Non-Owner Occupied	39	4,736,384.54	2.37
Total	1,290	200,003,425.09	100.00%

Group II – Property Type

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Single Family	985	$151,065,011.89	75.53%
PUD	151	25,631,081.56	12.82
Condo	123	17,613,602.10	8.81
2-4 Family	23	4,739,530.11	2.37
Townhouse	6	724,789.43	0.36
Modular Home	2	229,410.00	0.11
Total	1,290	200,003,425.09	100.00%

Group II – Prepayment Penalty Term

PREPAYMENT PENALTY (YEARS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

1	58	$9,682,479.88	4.84%
1.5	4	678,287.33	0.34
2	157	27,750,533.60	13.88
2.5	6	819,480.85	0.41
3	1,065	161,072,643.43	80.53
Total	1,290	200,003,425.09	100.00%

Group II – Loan Purpose

LOAN PURPOSE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Cash Out Refinance	674	$101,653,207.47	50.83%
Purchase	493	80,080,115.52	40.04
Rate/Term Refinance	123	18,270,102.10	9.13
Total	1,290	200,003,425.09	100.00%

Group II – Loan Documentation

LOAN DOCUMENTATION	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Full	1,087	$165,125,494.83	82.56%
Stated	203	34,877,930.26	17.44
Total	1,290	200,003,425.09	100.00%

Group II – FICO Score

FICO SCORE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

520 - 539	47	$6,532,406.02	3.27%
540 - 559	99	14,081,430.34	7.04
560 - 579	137	20,590,110.54	10.29
580 - 599	131	19,766,414.28	9.88
600 - 619	132	19,584,719.25	9.79
620 - 639	215	31,659,935.98	15.83
640 - 659	195	32,577,607.07	16.29
660 - 679	137	22,778,473.66	11.39
680 - 699	90	14,368,612.23	7.18
700 - 719	38	7,042,332.81	3.52
720 - 739	20	3,410,334.87	1.71
740 - 759	22	3,341,351.76	1.67
760 - 779	15	2,470,970.67	1.24
780 - 799	11	1,573,919.33	0.79
800 - 808	1	224,806.28	0.11
Total	1,290	200,003,425.09	100.00%

Collateral Summary – Group III

Collateral statistics for the Non-Conforming Mortgage Loans are listed below as of September 1, 2003. The sum of the percentages in the summary may not add to 100% due to rounding.

Total Number of Loans	505
Total Outstanding Loan Balance	$100,006,763
Average Loan Principal Balance	$198,033	$34,975 - $500,000
Weighted Average Coupon	6.886%	4.990% - 9.999%
Weighted Average Margin	5.576%	3.750% - 8.990%
Weighted Average Original Term (months)	357	180 – 360
Weighted Average Remaining Term (months)	357	178 – 360
Weighted Average Maximum Rate	13.881%	11.990% -16.999%
Weighted Average Periodic Cap	1.500%
Weighted Average Initial Periodic Cap	1.500%
Weighted Average Floor	6.881%	4.990% - 9.999%
Weighted Average Original LTV	79.25%	35.33% - 90.00%
Lien Position (first/second)	100.00% / 0.00%
Loans Subject to Prepayment Penalties	100.00%
Property Type
Single Family PUD Condominium 2-4 Family Townhouse	74.46% 14.92% 9.18% 1.16% 0.28%
Loan Purpose
Cashout Refinance Purchase Rate/Term Refinance	49.55% 41.95% 8.50%
Occupancy Status
Owner Occupied Non-Owner Occupied	98.69% 1.31%
Loan Documentation
Full Stated	82.51% 17.49%
Product Type
3/27 – ARM 2/28 – ARM Fixed	66.93% 22.12% 10.95%
Geographic Distribution (Other states account individually for less than 5% of the Fixed Rate Mortgage Loan Group principal balance.)	CA – 52.71% FL – 6.51%
Weighted Average FICO	632
Days Delinquent
Current	100.00%
30 – 59	0.00%

Group III – Geographical Distribution of Mortgaged Properties

STATE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Arizona	23	$3,290,292.76	3.29%
Arkansas	2	116,000.00	0.12
California	196	52,662,958.30	52.66
Colorado	8	1,124,597.91	1.12
Connecticut	6	1,309,002.30	1.31
Florida	53	6,450,589.13	6.45
Idaho	4	482,141.87	0.48
Illinois	14	2,316,462.66	2.32
Indiana	17	1,957,590.29	1.96
Iowa	1	59,951.78	0.06
Kentucky	9	855,003.76	0.85
Maine	1	98,900.06	0.10
Maryland	19	4,051,065.73	4.05
Massachusetts	11	2,700,630.79	2.70
Michigan	14	1,494,011.21	1.49
Minnesota	5	721,198.03	0.72
Mississippi	1	70,104.70	0.07
Missouri	1	95,920.67	0.10
Nevada	7	1,265,223.06	1.27
New Hampshire	3	748,276.07	0.75
New Jersey	2	245,356.61	0.25
New York	8	1,958,010.74	1.96
North Carolina	1	390,856.53	0.39
Ohio	19	2,650,122.78	2.65
Oklahoma	3	307,053.34	0.31
Oregon	8	1,112,221.28	1.11
Pennsylvania	13	2,716,831.55	2.72
Rhode Island	5	683,022.08	0.68
Texas	19	3,151,363.52	3.15
Utah	6	726,090.73	0.73
Vermont	1	127,395.28	0.13
Virginia	13	2,164,128.31	2.16
Washington	10	1,736,084.97	1.74
Wisconsin	2	168,304.34	0.17
Total	505	$100,006,763.14	100.00%

Group III – Cut-Off Date Principal Balance

RANGE OF CUT-OFF DATE PRINCIPAL BALANCE ($)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

20,000.01 - 40,000.00	1	$34,975.33	0.03%
40,000.01 - 60,000.00	11	624,868.96	0.62
60,000.01 - 80,000.00	41	2,973,726.90	2.97
80,000.01 - 100,000.00	48	4,393,779.66	4.39
100,000.01 - 125,000.00	91	10,138,732.54	10.14
125,000.01 - 150,000.00	51	6,995,000.39	6.99
150,000.01 - 200,000.00	73	12,565,933.99	12.57
200,000.01 - 250,000.00	55	12,469,966.19	12.47
250,000.01 - 300,000.00	21	5,691,111.83	5.69
300,000.01 - 350,000.00	32	10,733,460.73	10.73
350,000.01 - 400,000.00	40	14,949,155.87	14.95
400,000.01 - 450,000.00	22	9,392,610.27	9.39
450,000.01 - 500,000.00	19	9,043,440.48	9.04
Total	505	$100,006,763.14	100.00%

Group III – Original Loan-to-Value Ratios

RANGE OF LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

35.01 - 40.00	6	$537,189.98	0.54%
40.01 - 45.00	5	520,743.35	0.52
45.01 - 50.00	6	931,602.73	0.93
50.01 - 55.00	6	841,363.52	0.84
55.01 - 60.00	14	1,975,941.04	1.98
60.01 - 65.00	15	2,387,398.02	2.39
65.01 - 70.00	19	3,027,081.22	3.03
70.01 - 75.00	33	7,766,971.74	7.77
75.01 - 80.00	246	53,696,123.76	53.69
80.01 - 85.00	57	10,482,727.60	10.48
85.01 - 90.00	98	17,839,620.18	17.84
Total	505	$100,006,763.14	100.00%

Group III – Mortgage Interest Rates

RANGE OF MORTGAGE INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

4.751 - 5.000	1	$467,436.63	0.47%
5.001 - 5.250	1	100,720.00	0.10
5.251 - 5.500	5	1,661,302.40	1.66
5.501 - 5.750	10	2,969,439.86	2.97
5.751 - 6.000	35	8,861,235.55	8.86
6.001 - 6.250	44	9,733,133.06	9.73
6.251 - 6.500	73	15,708,846.95	15.71
6.501 - 6.750	47	11,343,638.10	11.34
6.751 - 7.000	101	18,298,753.36	18.30
7.001 - 7.250	38	6,544,994.72	6.54
7.251 - 7.500	46	8,165,458.91	8.16
7.501 - 7.750	19	4,679,149.46	4.68
7.751 - 8.000	35	5,205,139.98	5.20
8.001 - 8.250	10	1,220,065.74	1.22
8.251 - 8.500	12	1,578,284.29	1.58
8.501 - 8.750	7	847,904.96	0.85
8.751 - 9.000	7	795,484.46	0.80
9.001 - 9.250	2	169,400.00	0.17
9.251 - 9.500	5	838,947.09	0.84
9.501 - 9.750	3	287,167.52	0.29
9.751 - 10.000	4	530,260.10	0.53
Total	505	$100,006,763.14	100.00%

Group III – Range of Gross Margins

RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

NA	73	$10,947,964.68	10.95%
3.501 - 4.000	5	1,509,586.14	1.51
4.001 - 4.500	29	8,179,380.68	8.18
4.501 - 5.000	78	18,463,220.10	18.46
5.001 - 5.500	106	22,941,991.17	22.94
5.501 - 6.000	100	19,452,702.97	19.45
6.001 - 6.500	55	9,834,386.17	9.83
6.501 - 7.000	29	5,121,160.21	5.12
7.001 - 7.500	12	1,280,647.92	1.28
7.501 - 8.000	5	505,148.39	0.51
8.001 - 8.500	8	1,147,447.09	1.15
8.501 - 9.000	5	623,127.62	0.62
Total	505	$100,006,763.14	100.00%

Group III – Maximum Mortgage Interest Rates

RANGE OF MAXIMUM MORTGAGE INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

NA	73	$10,947,964.68	10.95%
11.501 - 12.000	1	467,436.63	0.47
12.001 - 12.500	5	1,512,022.40	1.51
12.501 - 13.000	38	10,670,334.62	10.67
13.001 - 13.500	100	22,836,635.34	22.84
13.501 - 14.000	127	26,013,350.51	26.01
14.001 - 14.500	72	13,316,504.74	13.32
14.501 - 15.000	46	8,842,345.16	8.84
15.001 - 15.500	20	2,574,368.97	2.57
15.501 - 16.000	10	1,055,225.38	1.06
16.001 - 16.500	6	953,147.09	0.95
16.501 - 17.000	7	817,427.62	0.82
Total	505	$100,006,763.14	100.00%

Group III – Minimum Mortgage Interest Rates

RANGE OF MINIMUM MORTGAGE INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

NA	73	$10,947,964.68	10.95%
4.501 - 5.000	1	467,436.63	0.47
5.001 - 5.500	5	1,512,022.40	1.51
5.501 - 6.000	38	10,670,334.62	10.67
6.001 - 6.500	100	22,836,635.34	22.84
6.501 - 7.000	127	26,013,350.51	26.01
7.001 - 7.500	72	13,316,504.74	13.32
7.501 - 8.000	46	8,842,345.16	8.84
8.001 - 8.500	20	2,574,368.97	2.57
8.501 - 9.000	10	1,055,225.38	1.06
9.001 - 9.500	6	953,147.09	0.95
9.501 - 10.000	7	817,427.62	0.82
Total	505	$100,006,763.14	100.00%

Group III – Month and Year of Next Rate Change Date

MONTH OF NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

NA	73	$10,947,964.68	10.95%
July 2005	4	562,872.82	0.56
August 2005	24	5,958,450.18	5.96
September 2005	32	7,762,909.79	7.76
October 2005	35	7,840,204.00	7.84
March 2006	1	331,493.80	0.33
June 2006	3	553,544.40	0.55
July 2006	18	4,155,781.58	4.16
August 2006	71	13,207,476.28	13.21
September 2006	125	23,202,277.76	23.20
October 2006	119	25,483,787.85	25.48
Total	505	$100,006,763.14	100.00%

Group III – Original Terms to Maturity

RANGE OF ORIGINAL TERMS TO MATURITY (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

180	10	$1,315,526.10	1.32%
240	2	235,116.17	0.24
300	1	98,900.06	0.10
360	492	98,357,220.81	98.35
Total	505	$100,006,763.14	100.00%

Group III – Remaining Terms to Maturity

RANGE OF REMAINING TERMS TO MATURITY (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

121 - 180	10	$1,315,526.10	1.32%
181 - 240	2	235,116.17	0.24
241 - 300	1	98,900.06	0.10
301 - 360	492	98,357,220.81	98.35
Total	505	$100,006,763.14	100.00%

Group III – Seasoning of Mortgage Loans

LOAN AGE (MONTHS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

0	288	$58,576,807.80	58.57%
1	158	29,033,508.74	29.03
2	51	10,326,448.67	10.33
3	6	1,511,615.94	1.51
4	1	226,888.19	0.23
6	1	331,493.80	0.33
Total	505	$100,006,763.14	100.00%

Group III – Occupancy Status

OCCUPANCY STATUS	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Primary Home	494	$98,699,958.03	98.69%
Non-Owner Occupied	11	1,306,805.11	1.31
Total	505	$100,006,763.14	100.00%

Group III – Property Type

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Single Family	381	$74,465,389.52	74.46%
PUD	67	14,923,044.66	14.92
Condo	48	9,180,249.03	9.18
2-4 Family	7	1,155,347.82	1.16
Townhouse	2	282,732.11	0.28
Total	505	$100,006,763.14	100.00%

Group III – Mortgage Types

LOAN DOCUMENTATION	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Fixed	73	$10,947,964.68	10.95%
2/28 ARM (Libor)	95	22,124,436.79	22.12
3/27 ARM (Libor)	337	66,934,361.67	66.93
Total	505	$100,006,763.14	100.00%

Group III – Prepayment Penalty Term

PREPAYMENT PENALTY (YEARS)	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

1	27	$7,587,905.28	7.59%
1.5	1	167,000.00	0.17
2	50	10,852,538.77	10.85
2.5	2	478,378.45	0.48
3	381	74,461,685.06	74.46
3.5	5	1,020,500.00	1.02
4	10	1,464,144.89	1.46
5	29	3,974,610.69	3.97
Total	505	$100,006,763.14	100.00%

Group III – Loan Purpose

LOAN PURPOSE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Cash Out Refinance	279	$49,551,310.09	49.55%
Purchase	184	41,951,171.93	41.95
Rate/Term Refinance	42	8,504,281.12	8.50
Total	505	$100,006,763.14	100.00%

Group III – Loan Documentation

LOAN DOCUMENTATION	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

Full	433	$82,520,045.16	82.51%
Stated	72	17,486,717.98	17.49
Total	505	$100,006,763.14	100.00%

Group III – FICO Score

FICO SCORE	NUMBER OF MORTGAGE LOANS	CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE	PERCENTAGE OF CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE

520 - 539	15	$2,629,049.94	2.63%
540 - 559	42	6,147,935.12	6.15
560 - 579	61	10,756,388.01	10.76
580 - 599	45	9,293,307.66	9.29
600 - 619	72	12,634,038.20	12.63
620 - 639	89	18,671,405.78	18.67
640 - 659	62	12,403,611.64	12.40
660 - 679	51	11,342,447.23	11.34
680 - 699	25	5,795,989.76	5.80
700 - 719	15	3,371,130.28	3.37
720 - 739	9	2,179,019.61	2.18
740 - 759	9	1,683,649.53	1.68
760 - 779	6	1,991,633.15	1.99
780 - 799	4	1,107,157.23	1.11
Total	505	$100,006,763.14	100.00%